Roundhill Magnificent Seven ETF (MAGS) Listed on Cboe BZX Exchange, Inc. Summary Prospectus April 30, 2025 www.roundhillinvestments.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated April 30, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.roundhillinvestments.com/etf/MAGS. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Roundhill Magnificent Seven ETF (“Magnificent Seven ETF” or the “Fund”) seeks growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.29%

(1) “Other Expenses” does not include fees paid to the Fund’s swap contract or forward contract (collectively, the “Exposure Contracts”) counterparties. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the return of the Exposure Contracts (i.e., the fees and expenses reduce the investment return of the Exposure Contracts) and represent an indirect cost of investing in the Fund.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares.Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$30	3 Years:	$93	5 Years:	$163	10 Years:	$368
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective through its investment exposure to the companies comprising the “Magnificent Seven,” a group of seven companies commonly recognized for their market dominance in technological innovation. As of March 31, 2025, the seven companies comprising the Magnificent Seven were: Alphabet Inc., Amazon.com, Inc., Apple Inc., Meta Platforms, Inc., Microsoft Corporation, NVIDIA Corporation, and Tesla Inc. (the “Underlying Issuers”). On a quarterly basis, the Fund will rebalance its exposure so that each company is equally-weighted in its portfolio. To the extent the companies that comprise the Magnificent Seven change, the Fund will seek to effect such change as soon as reasonably practical, but in no event later than its next regularly-scheduled quarterly rebalance. The Fund primarily gains exposure to the “Magnificent Seven” companies through its investment in swap agreements and/or forward contracts. However, the Fund will also invest directly in the equity securities issued by such companies.
Exchange Traded Concepts, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, positions the Fund’s portfolio daily to seek to achieve exposure to the Magnificent Seven companies to the fullest extent possible consistent with the Fund’s investment objective. Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in one or more Technology Industries (defined below), as defined by an independent industry classification scheme.
As a result of its investment strategies, the Fund will concentrate (i.e., invest more than 25% of its total assets) its investments in one or more “Technology Industries” (defined by an independent industry classification scheme as the following industries: Automotive Industry; Technology Hardware Industry; E-Commerce Discretionary Industry; Internet Media & Services Industry; Semiconductors Industry; and Software Industry) at any given time. The Technology Industries in which the Fund may concentrate may vary over time. Additionally, the Fund may invest up to 100% of the Fund’s assets in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) short-term bond ETFs.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Cash Transaction Risk. The Fund expects to effect certain creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure in one or more of the Technology Industries at any given time, which may vary over time. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting those industries or groups of related industries than a fund that invests its assets in a more diversified manner.
◦Automotive Industry Risk. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The automotive industry also can be significantly affected by labor relations and fluctuating component prices. Companies in the automotive industry, particularly those in the electric vehicles industry, may be affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base. Additionally, developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if any. Companies in the automotive industry may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. Legislative or regulatory changes and increased government supervision also may affect companies in the automotive industry.
◦E-Commerce Discretionary Industry Risk. The E-Commerce Discretionary Industry includes retailers, retail outlets, and wholesalers offering a wide variety of products or specializing in a single class of goods (e.g., computers, apparel, home improvement, etc.). Companies in the E-Commerce Discretionary Industry are dependent on consumer spending, the availability of disposable income, changing consumer tastes and preferences, consumer demographics, general economic conditions, internal infrastructure and on the availability, reliability and security of the Internet and related systems. Critical systems and operations may be vulnerable to damage or interruption from natural disasters, power loss, telecommunications failure, terrorist attacks, cyber-attacks, acts of war, break-ins, and similar events. In addition, legislative or regulatory changes and increased government supervision may affect companies in the E-Commerce Discretionary Industry. The E-Commerce Discretionary Industry is a separate industry within the Consumer Discretionary Sector.
◦Internet Media & Services Industry Risk. The Internet Media & Services Industry includes companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements, including search engines, social media and networking platforms, online classifieds, and online review companies. The prices of the securities of companies in the Internet Media & Services Industry are closely tied to the performance of the overall economy and may be affected by changes in general economic growth, consumer confidence and consumer spending. Changes in demographics and consumer tastes also may affect the success of companies in the Internet Media & Services Industry. In addition, legislative or regulatory changes and increased government supervision may affect companies in the Internet Media & Services Industry. The Internet Media & Services Industry is a separate industry within the Communications Sector.
◦Semiconductors Industry Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the Semiconductors Industry. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The Semiconductors Industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the Semiconductors Industry have been and likely will continue to be extremely volatile.
◦Software Industry Risk. The Software Industry includes companies that publish and distribute software for the business or consumer markets, as well as companies that provide consulting or integration services to other businesses relating to information technology, including computer-system design, system integration, network and systems operations, cloud computing, distributed ledger technology consulting and integration, data management and storage, repair services, and technical support. In addition, the Software Industry includes companies involved in digital platforms that primarily generate revenue from advertising, content delivery, and other virtual products for consumers. Companies in the Software Industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Patent protection is integral to the success of many companies in this industry. In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. The Software Industry is a separate industry within the Technology Sector.
◦Technology Hardware Industry Risk. The Technology Hardware Industry includes companies that manufacture and distribute computers, servers, mainframes, peripheral devices (e.g., keyboard, mouse, etc.), high-technology components (e.g., circuit boards), and electronic office equipment. In addition, companies in the Technology Hardware Industry include producers and distributors of semiconductors and other integrated chips, other products related to the semiconductor industry such as motherboards, and manufacturers of high-technology tools and/or equipment used in the creation of semiconductors, photonics, wafers, and other high-technology components. The companies in the Technology Hardware Industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by companies in the Technology Hardware Industry is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of these companies depends in substantial part on the timely and successful introduction of new products. In addition, many of the companies in the Technology Hardware Industry rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. The Technology Hardware Industry is a separate industry within the Technology Sector.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., derivative transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use derivatives instruments to gain exposure to the Underlying Issuers to seek to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments or deliver the reference asset contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment, delivery or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive, may not be able to maintain its desired exposure to the Underlying Issuers, or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Fund expects to use swap agreements and forward contracts to seek to achieve its investment objective. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the reference asset; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivatives instrument; and illiquidity of the derivative investments. The Fund expects to primarily utilize derivatives instruments that are not designed to produce leverage. The Fund, however, may invest in derivatives that give rise to economic leverage, but expects any such economic leverage to be minimal. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives also could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Any financing, borrowing or other costs associated with using derivatives also may have the effect of lowering the Fund’s return. To the extent the Fund invests in derivatives instruments that give rise to economic leverage, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
In addition, the Fund’s investments in derivatives are subject to the following risks:
◦Swap Agreements. Swap agreements are entered into primarily with major financial intermediaries for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. The Fund also will enter into swap agreements that provide for the physical delivery of the reference asset where, instead of exchanging the return earned or realized on the underlying securities, the Fund takes physical delivery of the underlying security. Swap agreements are generally traded over the counter, and therefore, may not receive regulatory protection, which may expose investors, including the Fund, to significant losses.
◦Forwards Contracts. The primary risks associated with the use of forwards contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the forward contract and the price of underlying asset; (b) possible lack of a liquid secondary market for a forwards contract and the resulting inability to close a forwards contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so.
The Fund is subject to regulatory constraints relating to the level of leverage risk, as measured by value-at-risk (VaR) testing, the Fund may incur through its derivatives investments. To the extent the Fund exceeds these regulatory constraints regularly or over an extended period, the Fund may determine it is necessary to make adjustments to the Fund’s investment strategies to reduce its use of derivatives. Any such adjustments may adversely affect the Fund’s ability to achieve its investment objective and its performance.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•Exchange-Traded Fund Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on Cboe BZX Exchange, Inc.(the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Risk. Fixed income securities are subject to call, credit, extension, and interest rate risk.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. An issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund also is subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in below investment-grade securities, which also are referred to as high-yield securities or junk bonds.
◦Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
◦Income Risk. The Fund’s income may decline if interest rates fall. The risk of decline in income is heightened when fixed income instruments held by the Fund have floating or variable interest rates.
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the recent historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
◦Prepayment Risk. The risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a debt instrument before it is expected. The Fund may have to invest the proceeds in lower yielding securities or that expectations of such early call will negatively impact the market price of the security.

•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.
•Limited Issuer Risk. Because the Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.
•Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Adviser believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement the Fund’s strategies and to efficiently execute investment transactions, respectively. The Fund invests in derivatives instruments, which may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Market Capitalization Risk.
◦Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.

◦Communication Services Sector Risk. The Fund’s assets will have significant exposure to the Communication Services Sector, which means the Fund will be more affected by the performance of the Communication Services Sector than a fund that is more diversified. Market or economic factors impacting companies in the Communication Services Sector that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of communication services companies and companies that rely heavily on technology is particularly vulnerable to research and development costs, substantial capital requirements, product and services obsolescence, government regulation, and domestic and international competition, including competition from foreign competitors with lower production costs. Stocks of communication services companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the Communication Services Sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. While all companies may be susceptible to network security breaches, certain companies in the Communication Services Sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
◦Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
◦Information Technology Sector Risk. The Information Technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology Sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.
◦Technology Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Technology Sector. The Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Technology Sector. The prices of the securities of companies operating in the Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

•Tax Risk. In order to qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy certain diversification and other requirements. In particular, at each quarter end (a) at least 50% of the value of the Fund’s total assets must generally be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”). The Fund anticipates gaining exposure to seven Underlying Issuers. To satisfy the Diversification Requirement, the Fund will gain exposure to the Underlying Issuers by entering into swap agreements and/or forward contracts or by investing in equity securities of an Underlying Issuer. The determination of the value and the identity of the issuer of derivatives, such as swap agreements and forward contracts, is often unclear for purposes of the Diversification Requirement described above. Although the Fund intends to carefully monitor its investments in derivatives to ensure that it is adequately diversified under the Diversification Requirement, there are no assurances that the Internal Revenue Service (“IRS”) will agree with the Fund’s determination of the issuer and valuation of such derivatives under the Diversification Requirement with respect to such derivatives. The Adviser’s and the Sub-Adviser’s efforts to satisfy the Fund’s Diversification Requirement may compromise their ability to implement the Fund’s investment strategy as effectively as they might otherwise have been able to in the absence of such a requirement. If the Fund fails to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level (unless certain relief provisions are available.) The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to shareholders. In addition, in order to requalify as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions to its shareholders. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. Please see the section entitled “Federal Income Taxes – Taxation of the Funds” in the SAI for more information.
•U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the most recent calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the Solactive GBS Global Markets All Cap USD Index TR, a broad-based securities market index intended to represent the overall global equity market. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.roundhillinvestments.com/etf/MAGS.
Calendar Year Total Return
The calendar year-to-date total return of the Fund as of March 31, 2025 was -15.73%. During the period of time shown in the bar chart, the highest quarterly return was 17.05% for the quarter ended March 31, 2024, and the lowest quarterly return was 5.62% for the quarter ended September 30, 2024.

Average Annual Total Returns
(for periods ended December 31, 2024)

Roundhill Magnificent Seven ETF	1 Year	Since Inception (4/10/23)
Return Before Taxes	64.59%	58.96%
Return After Taxes on Distributions	64.06%	58.50%
Return After Taxes on Distributions and Sale of Shares	38.25%	46.31%
Solactive GBS Global Markets All Cap USD Index TR (reflects no deduction for fees, expenses, or taxes)	16.75%	18.24%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser	Roundhill Financial Inc. (the “Adviser”)
Sub-Adviser	Exchange Traded Concepts, LLC
Portfolio Managers
William Hershey and Timothy Maloney, each a portfolio manager for the Adviser, and Andrew Serowik, Todd Alberico, Gabriel Tan and Brian Cooper, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception in March 2023. David Mazza, also a portfolio manager for the Adviser, has been a portfolio manager of the Fund since March 2025.

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.